* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.






                                  EXHIBIT 10.4

                            MASTER PURCHASE AGREEMENT

                                NUMBER 09-823273

                                     BETWEEN

                       MCI TELECOMMUNICATIONS CORPORATION

                                       AND

                          APPLIED DIGITAL ACCESS, INC.
















AGREEMENT NUMBER:   09-823273

DATE OF AGREEMENT:  June 16, 1997

                          AGREEMENT GENERAL PROVISIONS


ARTICLE 1 --  DEFINITIONS...................................................................1

ARTICLE 2 --  SCOPE OF WORK.................................................................2

ARTICLE 3 --  TERM OF AGREEMENT.............................................................2

ARTICLE 4 --  OPTIONS.......................................................................2

ARTICLE 5 --  PRICES........................................................................2

ARTICLE 6 --  ISSUANCE OF ORDERS............................................................3

ARTICLE 7 --  INVOICING AND PAYMENT.........................................................3

ARTICLE 8 --  DELIVERY......................................................................4

ARTICLE 9 --  ACCESS TO WORK IN PROGRESS AND DATA...........................................4

ARTICLE 10 --  INSPECTION AND TESTS.........................................................4

ARTICLE 11 --  ACCEPTANCE...................................................................4

ARTICLE 12 --  SOFTWARE.....................................................................5

ARTICLE 13 --  WARRANTY REGARDING PROCESSING OF DATES & DATE DEPENDENT DATA.................5

ARTICLE 14 --  TITLE AND ASSUMPTION OF RISK.................................................6

ARTICLE 15 --  EXCUSABLE DELAY..............................................................6

ARTICLE 16 --  DOCUMENTATION................................................................6

ARTICLE 17 --  RIGHTS IN DATA...............................................................7

ARTICLE 18 --  MODIFICATIONS/PROHIBITED USES................................................8

ARTICLE 19 --  PROPRIETARY INFORMATION......................................................9

ARTICLE 20 --  WARRANTIES...................................................................9

ARTICLE 21 --  TECHNICAL SUPPORT...........................................................11

ARTICLE 22 --  AVAILABILITY OF PARTS.......................................................12

ARTICLE 23 --  TRAINING....................................................................12

ARTICLE 24 --  CHANGES.....................................................................12

ARTICLE 25 --  CHANGES TO FORM, FIT, OR FUNCTION...........................................13

ARTICLE 26 --  INSURANCE...................................................................13

ARTICLE 27 --  INDEMNIFICATION.............................................................15

ARTICLE 28 --  PATENT RIGHTS...............................................................15

ARTICLE 29 --  PATENT INDEMNITY............................................................15

ARTICLE 30 --  LIENS.......................................................................16

ARTICLE 31 --  TERMINATION FOR CONVENIENCE.................................................17

ARTICLE 32 --  TERMINATION FOR DEFAULT.....................................................18

ARTICLE 33 --  ASSIGNMENT..................................................................19

ARTICLE 34 --  CONSEQUENTIAL DAMAGES.......................................................19



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page i

ARTICLE 35 --  ARBITRATION / DISPUTE RESOLUTION............................................19

ARTICLE 36 --  MCI'S PROPERTY..............................................................20

ARTICLE 37 --  MCI'S RESPONSIBILITY........................................................20

ARTICLE 38 --  ADA'S RESPONSIBILITY........................................................20

ARTICLE 39 --  REQUIREMENTS FOR BAR CODING.................................................20

ARTICLE 40 --  PERMITS AND LICENSES........................................................20

ARTICLE 41 --  LABOR.......................................................................21

ARTICLE 42 --  TRADE NAMES, TRADEMARKS AND TRADE DRESS.....................................21

ARTICLE 43 --  PUBLIC RELEASE OF INFORMATION...............................................21

ARTICLE 44 --  NOTICES.....................................................................21

ARTICLE 45 --  ORDER OF PRECEDENCE.........................................................22

ARTICLE 46 --  APPLICABLE LAW..............................................................22

ARTICLE 47 --  GENERAL.....................................................................22

ARTICLE 48 --  EXAMINATION AND ENTIRETY OF AGREEMENT.......................................23

ARTICLE 49 --  MISCELLANEOUS...............................................................23


                                    EXHIBITS


EXHIBIT A DISCOUNT AND PRICE SCHEDULE......................................................A1

EXHIBIT B APPLIED DIGITAL ACCESS LIST PRICES BY PRODUCT NUMBER LISTING.....................B1

EXHIBIT C MCI ALLIANCE PARTNERS............................................................C1

EXHIBIT D SOFTWARE MAINTENCE PLAN..........................................................D1

EXHIBIT E PRODUCT CHANGE NOTICES...........................................................E1

EXHIBIT F TRAINING COURSES.................................................................F1




August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page ii

                            MASTER PURCHASE AGREEMENT



This Master Purchase Agreement is made and entered into this 16th day of June (hereinafter referred to as the "Effective Date of Agreement") by and between APPLIED DIGITAL ACCESS, INCORPORATED (hereinafter referred to as "ADA") a California corporation with principal offices at 9855 Scranton Road, San Diego, CA 92121 and MCI TELECOMMUNICATIONS CORPORATION, (hereinafter referred to as "MCI") with offices at 2270 Lakeside Blvd., Richardson, Texas 75082.

WHEREAS, MCI desires to purchase and license from ADA certain ADA telecommunications hardware and software, related services, materials and equipment, and such other optional equipment and services as MCI may elect to acquire pursuant to this Agreement (hereinafter, the "Products"); and

WHEREAS, ADA desires to sell, license, and otherwise provide to MCI, the Products including services which MCI may elect to obtain pursuant to this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements and promises contained herein, the Parties mutually agree as follows:

ARTICLE 1 - DEFINITIONS

The term "Agreement" includes these terms and conditions, specifications, drawings, documents and addendum made a part of this Agreement, or incorporated herein by reference; and any amendments to this Agreement.

The term "MCI" means MCI Telecommunications Corporation, its employees, directors, subsidiaries, affiliates, successors and assigns, and for purposes of this agreement, includes Alliance Partners. "Affiliates" means MCI's operating entities, controlling, controlled by, or under common control with MCI including, but not limited to, networkMCI, Inc., MCImetro Access Transmission Services, Inc., MCI International Telecommunications Corporation, and MCImetro, Inc. The term "Alliance Partner" shall mean any person or legal entity: (a) in which MCI has an equity ownership, or which conversely has an equity ownership in MCI, in excess of twenty (20) percent, or (b) with which MCI has an agreement requiring or permitting (i) the large-scale licensing of technology to such person or entity or (ii) the exclusive distribution of one or more products or services by such person or entity, and which in any event is listed from time to time during the term of this Agreement on Exhibit C ("MCI Alliance Partners") attached hereto and incorporated herein by this reference.

The term "Parties" refers to ADA and MCI.

The term "Patent" means patents for inventions and similar forms of statutory protection, domestic or foreign, such as utility models and registered designs.

The term "Delivery" means the tendering of the Work called for by this Agreement by ADA at the MCI designated site, at the time(s) and place(s) specified in the Article of this Agreement entitled "Delivery."

The term "Work" refers to the provision of goods, components, Products, Services, documents, software, data, or other items constituting the subject matter of this Agreement which are to be furnished by ADA to MCI.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 1

The term "Documentation" shall mean all or any portion of user guides, operator guides, installation manuals and other associated manuals furnished with the Products as updated from time to time.

The term "Software" shall mean the tangible form, including without limitation, the media and documentation in machine readable or printed form, and the intangible interests therein.

The term "Enhancements" shall mean modifications, changes, additions to and deletions from the Product provided by ADA.

The term "Version" shall mean the issuance of new Software to the Product providing additional material feature/function capabilities and Enhancements which are definable and measurable by ADA.

The term "Modification" means to change, alter, incorporate, enhance, upgrade or revise any Work, including Product firmware and/or software, which affects the form, fit, function, interface, interchangeability, substitutability, electrical performance capability, safety or reliability of the Product or which deviates from Work approved for use by MCI's Network Engineering Laboratory.

ARTICLE 2 - SCOPE OF WORK

ADA shall provide the necessary qualified personnel, facilities, and Products including services to perform the Work in accordance with the Purchase Orders issued and accepted in accordance with this Agreement. MCI shall have the unilateral right to reject any personnel provided under this Agreement upon demonstration by MCI of reasonable cause.

ARTICLE 3 - TERM OF AGREEMENT

The provisions of this Agreement shall be applicable to all Products purchased and/or leased by MCI from the Effective Date of Agreement through June 16, 2000 unless extended or terminated prior to this date in accordance with the provisions of this Agreement.

ARTICLE 4 - OPTIONS

At the request of MCI and upon the mutual written agreement of the Parties, the terms of this Agreement may be extended for up to ***** (*) successive periods of *** (*) year (each an "Extension Period") upon these same terms and conditions; provided, however, that either Party may request an adjustment in the pricing of the Products, and in such an event such pricing during the Extension Period shall be subject to mutual agreement in writing between the Parties; further provided, if the Parties fail to agree upon a requested adjustment in pricing this Agreement will not be extended further and will expire at the end of the current Extension Period.

ARTICLE 5 - PRICES

The prices set forth in Exhibit A and Exhibit B are exclusive of all taxes, duties and similar liabilities whatsoever, except as noted below. All charges for non-standard packaging, packing, crating and for shipping deliverable items to destinations designated by MCI shall be prepaid and added to the invoices.

Unless otherwise agreed by the Parties, all prices quoted are payable in U.S. funds and shall be exclusive of taxes (including without limitation any added value, use, sales, or similar tax). MCI shall pay any and all such taxes and shall hold ADA harmless therefrom, provided that if ADA, at its sole discretion,


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 2
chooses to make any such payment, MCI shall reimburse ADA in full. All transactions pursuant to this Agreement shall be considered taxable unless MCI provides ADA with appropriate verification of exemption. All prices quoted shall likewise be exclusive of any import duties imposed by the country of final destination upon shipments from ADA to MCI.

ADA represents and warrants, during the term of this Agreement, that the prices set forth in Exhibit A and Exhibit B shall be no higher than the current ADA price to any other customer for the same quantity of such Work under like conditions. ADA further agrees that in the event prices for the same quantity of such Work under like conditions are lowered, ADA shall notify MCI in writing of the new prices no later than thirty (30) days before they are to take effect, and Exhibit A and Exhibit B shall be adjusted by written amendment provided that any amounts previously paid to ADA shall be non-refundable and non-creditable.

ADA may sell to MCI at prices lower than those cited herein on a case-by-case basis, and such sales shall not have the effect of lowering the prices generally offered under this Agreement. ADA shall notify MCI in writing of the prices and terms and conditions for this case-by-case Work.

ARTICLE 6 - ISSUANCE OF ORDERS

The purchase of Work shall be by means of individual purchase orders, including change orders thereto, and delivery release orders (hereinafter referred to collectively as "Orders") which may be issued from time to time to ADA by MCI.

Each Order shall specify the Products, quantity, price, delivery date, destination, and other details pertaining to the Products ordered thereunder. ADA understands and agrees that unless otherwise stated in the Order, this Agreement shall be applicable to such Order for equipment and/or services, whether or not this Agreement is expressly referred to in such Orders.

In the event of any conflict as to the terms and conditions between the pre-printed terms of the Order and this Agreement, this Agreement shall take precedence. Within thirty (30) days of receipt of the Order, ADA shall acknowledge acceptance or rejection of the Order. In the absence of such Order acknowledgment the Order shall be deemed to be accepted by ADA.

Neither MCI nor any MCI Affiliate or Alliance Partner ("Ordering Entity") shall be liable for, or in relation to, any Order not placed by it. Further, neither MCI, nor any other Ordering Entity shall be liable for any act or omission of any other Ordering Entity whether in relation to this Agreement, any Order or otherwise. Any Ordering Entities placing Orders under this Agreement are separately and individually liable for anything pertaining to such Order(s).

ARTICLE 7 - INVOICING AND PAYMENT

ADA shall submit original invoices to the MCI Accounts Payable department identified on the applicable Order stating the amounts due. The applicable amounts due ADA shall be paid within thirty (30) days net in United States dollars after receipt of an invoice, provided that the Work that is the subject of the invoice has been delivered and/or completed and accepted in accordance with the requirements of this Agreement, and that all conditions established hereunder as prerequisites to payment have been fulfilled.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 3

ARTICLE 7 - DELIVERY

ADA shall make deliveries both in quantities and at times specified herein and in the applicable Orders. ADA shall deliver the Products to MCI Free on Board
(FOB) origin, and in the absence of other shipping instructions, ADA will ship "surface prepaid." If Orders are received specifying order intervals of less than thirty (30) days, ADA will use commercially reasonable efforts to meet such dates and may apply an expedite charge to orders requiring fulfillment in less than five (5) business days such expedite charges shall be pre-approved by MCI. Except as provided above, if ADA deliveries exceed the delivery date, MCI, without limiting its other rights or remedies as specified herein, may direct expedited routing and ADA shall pay for any excess costs incurred thereby. MCI shall not be liable for ADA's commitments or production arrangements in excess of the amount, or in advance of the time, necessary to meet MCI's delivery schedule. Products which ADA delivers more than fourteen (14) days in advance of schedule may, at MCI's option, either (a) be returned at ADA's expense for proper delivery, (b) have payment therefor withheld by MCI until the date that Products are actually scheduled for delivery or (c) be placed in storage on ADA's account until the delivery date specified herein. MCI may delay, at no cost to MCI, the delivery and invoicing of Products for a period of up to thirty
(30) days; provided, however, that MCI notifies ADA in writing at least fifteen
(15) days prior to the scheduled delivery date. Delay(s) beyond thirty (30) days shall be deemed a change in accordance with the Article of this Agreement entitled CHANGES.

ARTICLE 9 - ACCESS TO WORK IN PROGRESS AND DATA

All Work in progress under this Agreement and all data and documentation related to this Agreement are subject to continuous examination, evaluation and inspection by MCI at any reasonable time during the term of this Agreement. Thereafter, to the extent that such data and documentation is of a type normally retained by ADA, it shall continue to be available for such purposes, without affecting ADA's obligations under other provisions of this Agreement, and subject to ADA's rights in data under the Article of this Agreement entitled RIGHTS IN DATA. ADA shall also deliver copies of all such data and documentation to MCI upon written request of MCI at any time during the term of this Agreement.

ARTICLE 10 - INSPECTION AND TESTS

Inspections may be made at all reasonable times by MCI or its designated representative(s) at ADA's manufacturing facilities or at the MCI or ADA site designated for product staging, as described hereinafter. Travel and living expenses and other incidental expenses will be borne by each Party that incurs such expenses. Remedy of the non-conforming Products referred to in this Article shall be made promptly by ADA, at its expense, upon receipt of written notice thereof from MCI. If ADA fails to so remedy any such non-conforming Product(s), MCI may either (a) have any or all such non-conforming Product(s) remedied through other means, in which event ADA shall pay the reasonable costs of so remedying such non-conforming Product(s); or (b) accept the non-conforming Products and reduce the applicable price by the cost to remedy the Product.

ARTICLE 11 - ACCEPTANCE

After receipt at destination, MCI shall promptly inspect the Products received and accept them. If within ten (10) business days after such inspection a Warranty defect is found, MCI shall notify ADA in writing of those rejected Product(s). Remedy of rejected items shall be promptly made by ADA at its expense, which shall include all related costs for repair or replacement of the rejected Product(s) in accordance



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 4
with Article 18, WARRANTIES, and all applicable shipping changes. Upon remedy of such rejected Product(s) in accordance with this Agreement, the Products shall be accepted by MCI.

If ADA fails to remedy any such rejected item(s), MCI may elect either (i) to have any or all such rejected item(s) remedied through other means, in which event ADA shall pay the reasonable costs of so remedying such rejected item(s); or (ii) to accept the Work and reduce the applicable price by an equitable amount.

ARTICLE 12 - SOFTWARE

The price of Software ordered hereunder shall include, with respect to each copy of Software covered by this Agreement, a perpetual, royalty-free, non-exclusive, non-sublicensable license, subject to all the terms and conditions of this Agreement, to use the initial feature release of the software delivered. These license terms shall also extend to all future Software Versions and Enhancements which are issued during the applicable Software Warranty period or provided pursuant to a Software Maintenance plan, as described in Exhibit D. Software that MCI develops independent of ADA or any MCI Software shall remain the property of MCI. MCI understands that any modification of ADA's software without ADA's consent shall vitiate ADA's maintenance responsibilities described in the paragraph below.

Software is licensed hereunder and not sold. As between the Parties, ADA retains and shall exclusively own all title to and, except as expressly and unambiguously licensed herein, all rights and interests in the Software delivered by ADA hereunder, all modifications and derivative works (by whomever produced) thereof and all intellectual property and proprietary rights anywhere in the world.

New product feature releases shall not be included under MCI's initial license but shall be available to MCI at charges mutually agreed upon. Provided that MCI subscribes to ADA's applicable Software Maintenance plan, ADA shall maintain all software required to operate the Software for a period of up to *** (**) years after the Effective Date of Agreement. Such software maintenance shall include updates or changes which reflect operational or efficiency changes, as well as, the development and delivery of new loads as released by ADA.

In the event that ADA files for protection under the provision of the Bankruptcy Code, MCI and ADA agree that under Section17 U.S.C., particularly Section 117 (Federal Copyright Act), that MCI has the non-exclusive, limited right to use the Software for the provision of MCI's services, including the right to prepare copies for archive or back-up purposes.

MCI may sell, transfer or dispose of its rights under this Article to any subsequent buyer of Products; such disposition shall be limited to the scope of the Software license normally provided by ADA for Products purchased hereunder. MCI may not sell, transfer or dispose of Products, with the rights under this Article, to competitors of ADA.

ARTICLE 13 - WARRANTY REGARDING PROCESSING OF DATES & DATE DEPENDENT DATA

The licensed Software will provide accurate processing of date and date dependent data (including, but not limited to, calculating, comparing and sequencing operations) for all dates through the year 2100 and otherwise comply with the certificate requirements for ISO 8601 standards for year 2000 date compliance, and that upon request ADA will provide sufficient evidence through adequate testing of the Software or otherwise to demonstrate compliance with this Warranty.


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.


August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 5

ARTICLE 14 - TITLE AND ASSUMPTION OF RISK

ADA shall convey good title, free from any claim or encumbrance, to MCI for all Products delivered under this Agreement. Title to all such Products excluding Software shall pass to MCI at the shipping point. Any loss or damage to such Products prior to passing of title shall be at ADA's risk.

ARTICLE 15 - EXCUSABLE DELAY

In the event performance of this Agreement, or of any obligation hereunder, is prevented, restricted or interfered with by reason of:

         a)  acts of God;

         b) wars, revolution, civil commotion, acts of public enemies, blockage or embargo;

         c)  acts of Government in its sovereign capacity;

         d) labor difficulties, including, without limitation, strikes, slowdown, picketing or boycotts; or

         e) any other external circumstances beyond the reasonable control of the Party affected.

The Party affected, upon giving prompt notice to the other Party, but in no event to exceed more than twenty (20) days after either learning of such event or after the date when such party should have known of such event, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such Party's obligations related to the performance so prevented, restricted or interfered with); provided, however, that the Party so affected shall use its best efforts to avoid or remove such causes of non-performance and both Parties shall proceed whenever such causes are removed or cease.

ARTICLE 16 - DOCUMENTATION

ADA shall supply MCI with originals of all documentation necessary to support and maintain the equipment and systems provided by ADA to MCI under this Agreement. ADA grants MCI a limited rights license, subject to all the terms and conditions of this Agreement, to MCI at no charge to reproduce this documentation in quantities required for this Agreement provided that all reproduced copies include all ADA copyrights and other proprietary marks and legends. MCI will take all reasonable precautions to insure that any documentation reproduced under the limited rights licenses will be used exclusively by MCI. Other documentation which may be provided pursuant to this Article at the request of MCI shall include:

         a) INSTALLATION, OPERATION AND MAINTENANCE (IOM) MANUALS -- Installation, operation and maintenance manuals, including packing and unpacking instructions, general descriptions, tables of specifications, theory of operation, installation procedures, maintenance procedures, trouble-shooting procedures and parts list.

         b) ENGINEERING DOCUMENTATION -- Non-proprietary specifications, functional descriptions and operating descriptions.

         c) ACCEPTANCE TEST PLAN/PROCEDURE -- This documentation shall be sufficiently comprehensive to ensure that acceptance testing is capable of determining whether the Products comply with the requirements of this Agreement. ADA shall develop jointly with MCI such test plans to include at a minimum:



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 6

             i)   Reference to specification

             ii)  List of the test equipment to be used

             iii) Environmental conditions

             iv) Initial condition of item being tested, (e.g. profile, switch position, etc.)

             v) Brief description of each test, in the sequence they are to be performed including a list of parameters to be measured.

             vi)  Block diagrams of the testing setups

             vii) Failure reporting, correction and analysis requirements

         a) FACTORY TEST PLAN -- This plan shall be sufficiently comprehensive to ensure that factory testing is capable of determining whether, upon shipment to MCI, the Products comply with the requirements of this Agreement.

         b) QUALITY ASSURANCE DOCUMENTATION -- This document shall describe the Quality Assurance Program of ADA.

         c) PRODUCT SUPPORT DOCUMENTATION -- This documentation shall include all the information necessary to support and maintain the continued operation of Products delivered by ADA. This shall include, but not be limited to, the following:

             iv) Recommended Spare Parts List -- ADA shall submit a complete list of Field Replaceable Unit (FRU) assemblies, sub-assemblies, parts and consumable recommended to support production equipment for a period of ****** (**) months. The list shall include part name, manufacturer's name and address, part number, MTBF (Mean Time Between Failures), lead-time, availability. For purposes of this Agreement, FRUs are defined as: Primary components, assemblies or sub-assemblies such as drawers, cards, boards and power units which, in the event of failure, must be replaced in the field by field service personnel in order to ensure continued equipment operation. In addition, ADA shall submit a recommended depot level sparing list.

             v)  Provisioning Documentation

ARTICLE 17 - RIGHTS IN DATA

Written documentation, provided by ADA, which is required to be delivered under this Agreement shall be the same documentation as provided to other customers and shall become the property of MCI and shall not be disclosed by MCI to any other Party, and MCI shall have the right to use the information contained therein for the purpose of this Agreement.

MCI shall protect any written documentation, which ADA has marked with an appropriate and valid proprietary legend, such as "ADA Confidential," from unauthorized use or disclosure to any person who is not a director, officer, employee, agent, contractor, or affiliate of MCI, and, at a minimum, use such measures as MCI uses to protect its own confidential information; provided, however, that MCI shall have the right to use and duplicate such written documentation together with applicable copyright notices for any MCI purpose consistent with this Agreement.


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.


August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 7

ARTICLE 18 - MODIFICATIONS/PROHIBITED USES

MCI shall have the right to request ADA to make Modifications to the Product(s) to perform any functions which MCI deems desirable and the Product(s) so modified shall remain subject to the terms of this Agreement. In such event, MCI shall request ADA to submit a proposal for such Modifications to the Product and provide an estimate for such Modifications and implementation thereof within thirty (30) days after receipt of the MCI's request. ADA shall implement such Modifications only upon receipt of written authorization from MCI Procurement at 2270 Lakeside Blvd., Richardson, TX 75082, Attn: Director of Procurement. Notwithstanding of the above, if ADA lacks the capability or resources to develop and implement the requested Modifications, the Parties agree to negotiate in good faith an appropriate license permitting MCI to develop or have developed the requested Modification.

MCI agrees not to translate, decompile, dissemble or reverse engineer the Product(s) or otherwise attempt to alter, adapt or discover the source code of the Product(s) by any means whatsoever or permit another to do so.
Further, MCI may not:

         a) Provide, rent, lease, lend, use for timesharing or service bureau purposes, sell, network (except as expressly contemplated herein), transfer, or otherwise distribute or allow others to use the Product(s), or any copy or portion thereof, or MCI's rights under this Agreement on a temporary or permanent basis to or for the benefit of anther person or entity without the prior written permission of ADA;

         b) Modify, incorporate into or with other software or create a derivative work based upon any part to the Product(s) or attempt or permit a third party to do so, except to the limited extent that such actions do not affect the form or function of the Product(s) provided that foregoing shall not restrict MCI from using standard application programming interface, hereinafter referred to as API, as necessary to permit interoperability of the Product(s) with other applications;

         c) Make any copies of the Product(s) or distribute any materials other than for MCI's (excluding any affiliates which function as telecommunications equipment suppliers) own internal use, except as reasonably required to use the Product(s) strictly in accordance with the license granted hereunder or as otherwise required by law or applicable industry regulation and, except for one (1) copy solely for archival and back-up purposes;

         d) Remove, modify, or obscure the copyright, trademark, and/or any other propriety notices or legends contained in the Product(s) or affixed on the Documentation or Product(s) media or packaging;

         e) Export, re-export, or transfer, directly or indirectly, the Product(s), or any portion thereof, from the country in which is it originally delivered to MCI in violation of any law, restriction, national security control or regulation or without all required licenses and authorizations to Cuba, Libya, North Korea, Iran, Iraq, or Rwanda, or to any Group D:1 or E:2 country (or any national of such country) specified in the then current supplement No. 1 to Part 740 to the U. S. Export Administration Regulations (or any successor supplement or regulations). This paragraph shall survive termination of this Agreement; and

         f) Use a portion or component of the Product(s) in a manner other than as specified in the "T3AS User Manual," and "T3AS Installation & Engineering Manual"; and

         g) Disclose the results of any benchmark of the Product(s) to any third party without the prior written authorization of ADA.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 8

ARTICLE 19 - PROPRIETARY INFORMATION

Each Party agrees that with respect to any oral, written or computer generated information supplied or disclosed by either Party to the other Party under this Agreement and identified by the disclosing Party as confidential or proprietary (hereinafter referred to as "Confidential Information"):

         a) To use such Confidential Information only in performance of this Agreement;

         b) Not to make copies of any such Confidential Information or any part thereof without the permission of the disclosing Party;

         c) Not to disclose any such Confidential Information or any part thereof to others for any purpose without prior written approval from the disclosing Party;

         d) To limit dissemination of such Confidential Information to persons within the receiving Party's organization, including contractors and consultants who are bound to protect Confidential Information under the terms of a written agreement, who are directly involved in the performance of this Agreement and have a need to use such Confidential Information for purposes of such performance; and

         e) To return such Confidential Information and any copies thereof to the disclosing Party at the completion or termination of this Agreement, or at such earlier date as the Parties may agree in writing.

Notwithstanding the foregoing, neither Party shall have any obligation with respect to any information which is: (i) previously known to the receiving Party, (ii) invalidly marked, (iii) in or becomes in the public domain through no fault of the receiving Party, (iv) rightfully acquired by the receiving Party from third parties, (v) independently developed by the receiving Party without reference to Confidential Information, (vi) approved for release by the written authorization of the disclosing party, or (vii) identified by the disclosing Party as no longer confidential.

Upon the execution of this Agreement, the Non-Disclosure Agreement between the Parties dated June 10, 1996 shall terminate and all Confidential Information previously disclosed under said agreement shall thereafter be governed by the provisions of this Agreement. The provisions of this Article shall survive the termination or expiration of this Agreement for a period of **** (*) years thereafter.

ARTICLE 20 - WARRANTIES

ADA warrants the following with respect to each of its Hardware Products that the Hardware Product is free from defects in material and workmanship, and that upon payment in full all Hardware Product shall be delivered free and clear of liens, claims or encumbrances of any kind. ADA warrants that the Product(s) will conform to and perform in accordance with the specifications set forth in this Agreement for a period of ************ (**) months commencing with the date of shipment to MCI.

With respect to Products sold but not manufactured by ADA, ADA will assign to MCI all warranties allowed by the manufacturer.

If ADA installs the Hardware Product, ADA will warrant the installation against defects in material and workmanship for a period of ****** (**) days from the date of installation and provide all parts and on-site labor (including transportation costs of ADA's technician(s)) necessary to restore the Hardware Product to proper operating condition at no charge to MCI. The warranty period for repair parts and


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.


August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL              Page 9
labor and for replaced Products shall be the remainder of the warranty for the repaired or replaced item or ****** (**) days, whichever is greater.

ADA warrants and represents that the Software media delivered hereunder is free from material defects and the Product will operate substantially in accordance with the Documentation provided with the Product for ****** (**) months following installation (herein referred to as "Software Warranty Period"). Once the Software Warranty Period has expired, MCI may request ADA continue maintenance in accordance with Exhibit D entitled SOFTWARE MAINTENCE PLAN.

If at any time within the Software Warranty Period, the Product is considered by MCI to not be in conformance with this Warranty, MCI shall promptly notify ADA of such alleged non-conformance. ADA shall respond as required in the Article entitled ACCEPTANCE.

THE WARRANTIES SET FORTH ABOVE ARE THE COMPLETE WARRANTY COVERAGE OFFERED BY ADA FOR THE HARDWARE AND SOFTWARE PRODUCTS AND SERVICES PROVIDED HEREUNDER AND ARE IN LIEU OF ALL OTHER WARRANTIES, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING ANY OTHER OR PRIOR STATEMENT, WRITTEN OR ORAL, ADA MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE QUALITY, MERCHANTABILITY, FITNESS, OR THE USE OR DATA RESULTS BY THE USE OF THE PRODUCT(S).

Except as specifically provided under the above paragraph in this section, ADA's liability under warranty shall be limited to either repair or replacement of the defective Product in accordance with the Repair and Return Procedures described elsewhere herein or, if repair or replacement is not reasonable, refund of the purchase price for the effected Product(s). ADA shall incur no obligation under this warranty if (i) the allegedly defective Product is returned to ADA more than thirty (30) days after the expiration of the applicable warranty period (provided, however, that notice of a defect that was caused by ADA's fraud or such gross mistakes by ADA as amount to fraud may be given at any time), or if
(ii) ADA's verifiable tests disclose that the alleged defect is not due to defects in material or workmanship.

The Warranty set forth in above of this Article does not extend to any Product that (i) is modified or altered, (ii) is not maintained by ADA's maintenance recommendations, (iii) is operated in a manner other than that specified by ADA,
(iv) has its serial number removed or altered or (v) is treated with abuse, negligence or other improper treatment (including, without limitation, use outside the recommended environment). MCI's sole remedy with respect to any Product warranty or defect is as stated in this Article.

ADA Products are intended for standard commercial uses. Without appropriate network design engineering, they should not be used (or sold, licensed or distributed for use) in hazardous environments requiring fail safe performance in which the failure of Products could lead directly to death, personal injury, or severe physical or environmental damage; such environments include, without limitation, the operation of nuclear facilities, aircraft navigation/communication systems, air traffic control, direct life support machines, or weapons systems. MCI agrees to consult with ADA prior to using the Products (or selling, licensing, or distributing them for use) in such environments so that ADA may review the proposed network design and recommend appropriate system redundancies or design modifications. Any use, sale, license or other distribution of the Products in any such environment without the prior written consent of ADA, shall be deemed at MCI's sole risk.


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.


August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 10

ARTICLE 21 - TECHNICAL SUPPORT

ADA shall maintain for the term of this Agreement a Technical Support Center (hereinafter referred to as "TSC") to provide support services as described below.

ADA shall make TSC services available, starting Effective Date of Agreement, to MCI five (5) days per week, Monday through Friday, 8:00 A.M. to 8:00 P.M. EST.

Upon receipt of a request from MCI via telephone, or other form, for TSC services, ADA shall provide the requested services via telephone on an immediate response basis.

ADA support services shall include, but not be limited to, the following items:

         a) TECHNICAL SUPPORT CALL-IN -- Technical support staff personnel are available to assist in quick and easy resolutions of problems that occur in the installation or use of ADA's Equipment. This service is provided at no charge to MCI.

         b) FIELD SERVICE ENGINEERING -- Field Service Engineers are available to provide on-site installation assistance, installation checkouts, trouble-shooting, field repair, routine maintenance or training on installation operation and maintenance. Based upon mutual agreement that a charge for field service is necessary, the charge to MCI shall be in accordance with ADA's then existing rates.

         c) INSTALLATION OF NEW PRODUCTS -- During the installation period of new Products, ADA will guarantee immediate response on the turn around of defective equipment.

         d) REPAIR -- MCI shall contact ADA's personnel on the return of Products for in or out of warranty repair or concerning status of any repair service being performed. The following procedure shall cover the repair of equipment returned to ADA for repair:

             i) MCI must obtain ADA's Return Material Authorization (RMA) Number prior to the return of any Products. A block of RMA Numbers will be issued by ADA for MCI's Distribution Center(s).

             ii) In Warranty Products -- Ship via ADA designated carrier instructed to be used upon obtaining the RMA Number, if applicable. MCI is responsible for transportation charges from Product(s) shipped to ADA; ADA is responsible for return shipment to MCI. ADA will either repair or replace in warranty Products within fifteen (15) business days of its receipt. The warranty period for repaired or replaced Products shall be the remainder or the original warranty or ninety (90) days, which ever is greater.

             iii) Out of Warranty Products -- ADA, on receipt of an Order from
                  MCI, is responsible for return shipment to MCI; MCI is responsible for transportation charges of Product(s) shipped to ADA.

             iv) MCI shall furnish the following information with material returned to ADA for repair: (a) MCI's name and complete address; and (b) name(s) and telephone number(s) of MCI's employee(s) to contact in case of questions about the Products to be repaired; (c) ship to address for return of repaired Products if different from (a); (d) a complete list of Products and quantity of each returned; (e) the nature of the defect or failure, if



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 11
                  known; (g) ADA's (RMA) Number; and (h) Order number to cover repair charges if out of warranty.

             v) ADA will either repair or replace defective Products not covered under warranty within fifteen (15) working days from receipt. The warranty on Serviced Products is ****** (**) days measured from date of service.

             vi) If Products are returned to ADA for repair as provided for in this section, and are determined to be beyond repair, or repair costs are expected to exceed the cost of a replacement, ADA shall so notify MCI. If requested by MCI for out of warranty Product(s), ADA will sell to MCI a replacement at the prices set forth in Exhibit A or, if no such price exists, at a price agreed upon by ADA and MCI. Repair charges will be invoiced against MCI's Repair Delivery Order (RDO).

             vii) All invoices originated by ADA for repair services must be clearly identified as such, and must contain: (1) a reference to MCI's Order for these repair services, (2) repair charges, if any and (3) the MCI tracking number (RE control number).

With the concurrence and scheduling of MCI, repair may be made by ADA on site.

ARTICLE 22 - AVAILABILITY OF PARTS

ADA shall make available to MCI repair parts of the latest revision for all Products furnished under this Agreement for a period of *** (**) years from its effective date. ADA shall give *** (*) year prior written notice to MCI in the event ADA will be unable to supply such parts or to obtain another source of supply for MCI in accordance with this Agreement. ADA's inability to provide such parts shall be a default of this Agreement in accordance with the Article contained in the terms and conditions of this Agreement entitled "Termination for Default." Without waiving any of its rights or remedies under this Agreement or by law MCI may, at its sole option, allow ADA to provide MCI with drawings and all technical information or any other rights ADA may have so that MCI can manufacture or obtain such parts from other sources. The technical information shall include, by example and not by way of limitation: (a) manufacturing drawings and specification of raw materials and components comprising such parts; (b) manufacturing drawings and specifications covering special tooling and the operation thereof; (c) a detailed list of all commercially available parts and components purchased by ADA on the open market, disclosing the part number, name and location of the supplier, for the purchase thereof; and (d) in-depth test specifications and procedures describing the methods of testing and repairing the material.

ARTICLE 23 - TRAINING

At MCI's request and in accordance with the pricing and time frame set forth in Exhibit F, ADA shall provide training for MCI personnel on operation and maintenance of the ADA equipment and systems as reasonably requested by MCI. Training courses offered by ADA are set forth in Exhibit F.

ARTICLE 24 - CHANGES

MCI may, by written change order or modification, and without notice to any surety, make changes within the general scope of this Agreement in drawings, designs, specifications, methods of shipment or packaging/packing, quantities, or time or place of delivery; require additional Work or direct the

* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 12
omission of Work. To the extent that such change modifies the scope of ADA's obligations under this Agreement, the Parties shall negotiate an equitable adjustment to the contract price and/or schedule as necessary. Changes to this Agreement can only be made in writing and signed by the duly authorized representatives or designee of both Parties as described in Article 44 -- NOTICES.

ADA shall submit a proposal for the contract adjustment within thirty (30) days after receipt of written notice from MCI, which MCI shall either accept or reject within thirty (30) days of receipt. After the Parties have arrived at an equitable adjustment to the contract price and schedule, nothing in this Article shall excuse ADA from promptly proceeding with this Agreement as changed.

The Parties shall attempt to reach agreement as to any equitable adjustment that is due pursuant to the first paragraph of this Article. Without relieving ADA of its obligation to proceed promptly with this Agreement, in the event the Parties are unable to reach an Agreement as to an equitable adjustment, the matter shall be determined in accordance with the Article of this Agreement entitled ARBITRATION.

MCI's personnel may from time to time render technical assistance or give technical advice to, or effect an exchange of information with ADA personnel concerning the Work to be furnished under this Agreement. However, ADA shall not deviate from the requirements of this Agreement by reason of such assistance or exchange of information, unless the deviation is incorporated into and authorized by a change order issued in accordance with the first paragraph of this Article. ADA shall not, by reason of such assistance, advice or exchange of information, delete or in any way modify any of MCI's rights or any of ADA's obligations, express or implied, which are a part of this Agreement.

ARTICLE 25 - CHANGES TO FORM, FIT, OR FUNCTION

ADA shall neither make nor incorporate any changes to the Products provided hereunder which affect form, fit, function, interface or interchangeability, without the prior express written notification of MCI. ADA shall notify MCI within ninety (90) days of the effective change date. In addition, ADA shall furnish, if available, MCI with new or updated manuals and/or agenda sheets and new and/or revised data and drawings for all other affected documentation furnished under this Agreement.

ADA may make or incorporate changes not affecting form, fit, function, interface or interchangeability of the Product as it deems necessary at any time.

In the event certain changes become mandatory by reason of safety or failure of the Products to perform in accordance with the requirements of this Agreement, ADA shall provide immediate written notice to MCI and shall proceed promptly to make the necessary change(s). ADA shall bear all costs and expenses relating to such retrofit or replacement of Products which are necessary for the Products to conform to the requirements of the Agreement.

Any mandatory changes to the Products, once approved by MCI, shall be compatible with all Products in use (for a minimum of two releases backward) or on order pursuant to this Agreement unless the Parties otherwise specifically agree. If any mandatory change is not compatible, upward or downward as described, ADA, at MCI's option, shall retrofit such change(s) on all affected installed Products ordered pursuant to this Agreement at no cost to MCI.

ARTICLE 26 - INSURANCE

During the term of this Agreement, ADA shall maintain insurance, the kinds and in the amounts specified with insurers of recognized responsibility, licensed to do business in the State(s) where the work is being


August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 13
performed, and having either: an A.M. Best rating of A8, a Standard & Poor's rating of AA, or a Moody's rating of Aa2. If any Work provided for or to be performed under this Agreement are subcontracted, ADA shall require the subcontractor(s) to maintain and furnish insurance equivalent to that which is required of ADA.

In accordance with the above, ADA and any subcontractors shall maintain the following insurance coverage:

         a)  Comprehensive or Commercial General Liability as follows:

         $********* per occurrence combined single limit/$********* general aggregate and will include:

             i)   coverage for contractual liability,

             ii) coverage for the use of independent contractors, products and completed operations, and

             iii) will not contain an exclusion for explosion, collapse, and underground coverage.

         a) Business Automobile Liability including coverage for owned, hired, leased, rented and non-owned vehicles as follows:

             $********* combined single limit per accident

         c)  Workers' Compensation and Employers' Liability as follows:

                  Workers' Compensation - Statutory Limits

                  Employers Liability:

                  Bodily Injury by Accident $********* each accident

                  Bodily Injury by Disease  $********* policy limit

                  Bodily Injury by Disease  $********* each employee

A combination of primary and excess/umbrella liability policies will be acceptable as a means to meet the limits required under this Agreement. The required minimum limits of coverage shown above DO NOT limit or diminish ADA's liability under this Agreement.

Excess or Umbrella Liability

Excess or Umbrella Liability coverage at a limit of no less than $********* per occurrence and aggregate in excess of the underlying coverage required above.

Standard Provisions

         a) ADA will submit to MCI a standard "Accord" insurance certificate (or comparable form acceptable to MCI) signed by an authorized representative of such insurance company(ies), certifying that the insurance coverage(s) required hereunder are in effect for the purposes of this Agreement. Said insurance certificate shall certify that no material alteration, modification or termination of such coverage(s) shall be effective without at least 30 days advance written notice to MCI.


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 14

         b) ADA's insurers shall waive all rights of recovery against MCI for any injuries to persons or damage to property due to the fault of ADA in the execution of work performed under this Agreement.

         c) All policies (excluding workers' compensation) shall name MCI, its subsidiaries and affiliates, as Additional Insured as respects work performed under this Agreement.

         d) ADA shall permit any authorized representative of MCI to examine ADA's original insurance policies should MCI so reasonably request. Should ADA at any time neglect or refuse to provide the insurance required herein, or should such insurance be canceled or non-renewed, MCI shall have the right to terminate this Agreement, or costs of securing substitute coverage shall be deducted from payments owed to ADA.

         e) ADA's insurance shall be considered primary and not excess of contributing with any other applicable insurance.

         f) ADA and all subcontractors shall ensure full compliance with the terms of the Occupational Safety and Health Administration (OSHA) and all locations' and jurisdictions' safety and health regulations during the full term of this Agreement.

ARTICLE 27 - INDEMNIFICATION

The Parties, at their own expense, shall indemnify and hold the other Party, its directors, officers, employees, agents, subsidiaries, affiliates, customers, designees, and assignees harmless from any loss, damage, liability or expense, on account of damage to physical property and bodily injuries, including death, to all persons, arising from any occurrence solely caused by any negligent or intentional act or omission of the other Party or its subcontractors related to the performance of this Agreement. Each Party, at its expense, shall defend any suit or dispose of any claim or other proceedings brought against the other Party on account of such damage or injury, and shall pay all expenses, including attorneys' fees, and satisfy all judgments which may be incurred by or rendered against the other Party, provided that the Party seeking indemnification hereunder shall notify the other promptly and in writing of any claim or action, provide reasonable assistance, and shall afford the other Party sole control in the defense or settlement of such claim or action.

ARTICLE 28 - PATENT RIGHTS

The Parties concur that, except as they may separately agree pursuant to an applicable development agreement, none of the hardware, software, processes, methods, techniques, or know-how produced or developed by ADA pursuant to this Agreement shall constitute a work for hire and, accordingly, no patent rights or other intellectual property rights with respect to the same shall accrue to MCI.

ARTICLE 29 - PATENT INDEMNITY

ADA, at its own expense, shall indemnify and hold MCI harmless from any loss, damage, liability or expense on account of any claim(s), and shall defend any suit based on an allegation that the Product, use, or license of any portion thereof infringes any United Stated patents, copyrights, trade secrets, trademarks, or other proprietary right(s). ADA shall pay any royalties and other costs or expenses, including attorney's fees, related to the defense, settlement, or disposition of such infringement claim(s). MCI shall promptly notify ADA in writing of any such infringement claim or action and give ADA authority and any assistance or information reasonably available to MCI for the defense of such claim(s).



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 15

Any such assistance or information which is furnished by MCI at the request of ADA shall be at ADA's expense.

If MCI's Use or license of the Product or any portion thereof, is enjoined as a result of a suit based on any such claim(s) of infringement, ADA agrees to the following:

         a) At its own expense and option, negotiate a license or other agreement with the claimant so that the Product is no longer subject to such injunction; or

         b) At its own expense, replace or modify such Product suitably or substitute a suitable Product therefor (subject to the approval of MCI), which modified or substituted Product is not subject to such injunction, and to extend the provisions of this Article thereto, or

         c) In the event that none of the foregoing alternatives are suitably accomplished by ADA using commercially reasonable efforts, ADA shall accept return of the Product and reimburse MCI for the price of the Product less depreciation of the Product based on a system life of five (5) years.

In the event that any proposed settlement or compromise terms do not include MCI's right to continue to Use the Product in substantially the same form and on substantially the same terms and conditions as set forth in this Agreement, MCI may participate in such negotiations at its own expense, and MCI and ADA shall seek to obtain such ongoing right to Use. Moreover, at any time, MCI may at its own cost and expense settle or compromise any such claims against it so long as such settlement or compromise is expressly without prejudice to the interest or position of ADA and without cost or expense to the ADA.

ADA's obligation under this Article does not apply with respect to the Product or portions or components thereof (i) not supplied by Product or its suppliers,
(ii) which are modified by any party other than Product after the date of delivery by Product, (iii) which are modified by Product in accordance with specifications provided by MCI (to the extent the alleged infringement relates to such modification), (iv) combined with other products, processes or materials, to the extent the alleged infringement relates to such combination,
(v) where MCI continues the allegedly infringing activity after being notified thereof in writing by ADA, and (vi) where MCI's use of the Product is incident to an infringement not resulting primarily from the Product or is not strictly in accordance with the license granted in this Agreement.

ARTICLE 30 - LIENS

As MCI requires, before submitting any invoice for payment, or at any other time that MCI requires, ADA shall deliver to MCI a satisfactory release of any and all liens arising in connection with the Work under this Agreement.

ADA shall dispose of any claim and defend any suit or injunction brought to enforce any lien arising from the performance of any Work under this Agreement, and shall pay all expenses associated with such proceedings.

MCI may withhold from any payment or consideration otherwise due ADA, any sum that MCI has reason to believe may be needed to satisfy any third party lien arising out the Work under this Agreement. Prior to the time of any such withholding, MCI shall notify ADA in writing of the nature of the lien and the amount of money to be withheld pursuant to this Article and afford ADA reasonable opportunity to satisfy the lien.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 16

ADA shall reimburse MCI for all moneys, including all costs and reasonable attorneys' fees, incurred by MCI in removing liens arising out of the Work under this Agreement. Such reimbursement may be deducted from any payment or consideration otherwise due ADA. ADA shall, upon written request by MCI, promptly pay MCI any amounts due under this Article.

ARTICLE 31 - TERMINATION FOR CONVENIENCE

By written notice to ADA, MCI may terminate this Agreement or any Order issued hereunder for its convenience at any time prior to completion. In the event of such termination by MCI, it is agreed that the termination charges shall be negotiated. However, in no event shall the termination charges pursuant to this Article exceed the lesser of:

         a) the total contract price as reduced by contract price of the Work not terminated; or

         b) the total costs, both direct and indirect, incurred by ADA in the performance of the Work so terminated.

In the event of termination pursuant to this Article, ADA shall take all action necessary to reduce the termination costs due from MCI, including but not limited to, the immediate discontinuance of the terminated Work under this Agreement, and the placing of no further orders for labor, material or services required under the terminated portion. ADA agrees to take such action, as may be necessary or as MCI may direct, for protection of property in ADA's possession in which MCI may have acquired an interest.

ADA shall continue performance of the portion of this Agreement not terminated. MCI shall have no obligation to ADA with respect to the terminated portion of this Agreement, except as herein provided.

In the event of termination, ADA agrees to advise MCI in writing of all proposed settlements with vendors which may bear upon the liability of MCI pursuant to this Article; and ADA further agrees not to enter into any binding settlement until either MCI has approved the proposed settlement or thirty (30) days have elapsed from the date MCI was first notified of such proposed settlement.

Direct and indirect costs shall be determined in accordance with generally accepted accounting practices and verified by an independent Certified Public Accountant at MCI's cost. MCI shall pay ADA the termination charges due under this Article within sixty (60) days after submission to MCI of such total costs which, at MCI's option, may be verified by an independent Certified Public Accountant. Payment of any termination charges hereunder shall be in an amount equal to the total termination charges less the following:

         a) Amount(s) previously paid by MCI to ADA for the terminated Products pursuant to this Agreement; and

         b) Amount(s) representing ADA's total cost of segregable items of inventory for the terminated Work not desired by MCI and which is commonly retained in ADA's parts of finished goods inventory.

Should the sum of (a) and (b) above exceed the total termination charges, ADA shall repay to MCI within sixty (60) days the amount by which the sum of (a) and
(b) above exceed the total termination charges.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 17

ARTICLE 32 - TERMINATION FOR DEFAULT

By written notice of default to ADA, MCI may terminate this Agreement, or any order issued hereunder, in any one of the following circumstances:

         a) If ADA fails to perform any of the other provisions of this Agreement, or so fails to make progress as to endanger performance of this Agreement in accordance with its terms, and in which of these two circumstances does not initiate a mutually agreeable plan within a period of ten (10) days (or such longer period as MCI may authorize in writing) after receipt of notice from MCI specifying such failure; or

         b) If ADA commits an anticipatory breach of this Agreement which is not remedied within thirty (30) days (or such longer period as MCI may authorize in writing) after receipt of notice from MCI specifying such anticipatory breach; or

         c) ADA become insolvent or the subject of proceedings under any law relating to bankruptcy the relief of debtors or admits its inability to pay its debts as they become due.

In the event of default under this Article, ADA shall repay to MCI any payments made by MCI in excess of the price of Work delivered by ADA and accepted by MCI. In no event shall MCI be liable for the cost of partially completed Work not delivered and accepted by MCI.

By written notice of default to MCI, ADA may terminate this Agreement, or any Order issued hereunder, in any one of the following circumstances:

         a) If MCI fails to make any payment within the time specified herein or any extension hereof and does not cure such failure within thirty (30) days of receipt of notice from ADA describing such default; or

         b) If MCI fails to perform any of the other provisions of this Agreement and does not cure such failure within a period of thirty
             (30) days (or such longer period as ADA may authorize in writing) after receipt of notice from ADA specifying such failure, except in the case of MCI's breach of Article 19 in which case termination shall be effective immediately upon MCI's receipt of notice; or

         c) If MCI commits an anticipatory breach of this Agreement which is not remedied within thirty (30) days (or such longer period as ADA may authorize in writing) after receipt of notice from ADA specifying such anticipatory breach;

         d) MCI becomes insolvent or the subject of proceedings under any law relating to bankruptcy the relief of debtors or admits its inability to pay its debts as they become due.

In the event of expiration or any termination of this Agreement (i) MCI's obligation to pay all sums due hereunder shall be accelerated and all such sums shall be due and payable on the effective date of termination and (ii) in the event of termination by ADA due to MCI's default, all licenses granted to MCI hereunder shall immediately terminate.

Neither Party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred, except attorney's fees, by the other party arising from or incident to any termination of this Agreement which complies with the terms hereof except as specified by Arbitration in Article 35 -- ARBITRATION / DISPUTE RESOLUTION.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 18

If this Agreement is terminated as provided in this Article, in addition to any other rights provided in this Article, the terminating Party shall have the right of recovery of attorney's fees. MCI may withhold from amounts otherwise due ADA for such completed supplies such sum(s) as MCI deems reasonably necessary to protect MCI against any loss arising in connection with outstanding liens or claims of former lien holders with respect to the Work delivered by ADA. The rights and remedies of the Parties, provided in this Article are not exhaustive and are in addition to any other rights and remedies under this Agreement or by operation of law.

ARTICLE 33 - ASSIGNMENT

Any assignment or delegation of the rights or obligations hereunder, in whole or in part, or any other interest hereunder, without MCI's written consent, which consent shall not be unreasonably withheld, shall be void; except that an assignment confined solely to money due or to become due shall be void only to the extent that it attempts to impose upon MCI obligations to the assignee additional to the payment of such moneys, or preclude MCI from dealing solely and directly with ADA in all matters pertaining hereto, including the negotiation of amendments or settlements of amounts due. Either Party may assign its interest in the Agreement in connection with the sale of all or substantially all of the assets, capital stock or business of that Party, whether by sale of stock, assets, merger or otherwise, without the prior written consent of the other Party.

ARTICLE 34 - CONSEQUENTIAL DAMAGES

NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY AGREEMENT OR CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR AMOUNTS IN EXCESS OF THAT AMOUNT WHICH IS THE GREATER OF
(I) THE AGGREGATE OF THE AMOUNTS PAID BY MCI TO ADA UNDER THIS AGREEMENT DURING THE ******** PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION AROSE, OR (II) $********* AND ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL DAMAGES, LOSS OF PROFITS OR LOST DATA EXCEPT AS PROVIDED IN ARTICLE 29 -- PATENT INDEMNITY.

ARTICLE 35 - ARBITRATION / DISPUTE RESOLUTION

Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation, shall be settled by binding arbitration in accordance with the J.A.M.S/ENDISPUTE Arbitration Rules and Procedures ("Endispute Rules"), as amended by this Agreement. The costs of arbitration, including the fees and expenses of the arbitrator, shall be borne by the losing party unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case. The Parties agree that this provision and the Arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The Parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA. Notwithstanding


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.


August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 19
anything to the contrary, either Party shall be entitled to petition a court of competent jurisdiction for the specific, limited purpose of requesting injunctive relief.

ARTICLE 36 - MCI'S PROPERTY

Unless otherwise agreed to in writing, any physical property including but not limited to designs, sketches, drawings, blueprints, patterns, dies, specifications, engineering data or other technical or proprietary information, and other equipment or material of every description furnished to ADA by MCI shall remain the property of MCI. ADA shall not substitute any property for MCI's property and shall not use such property except in filling MCI's orders. Such property while in ADA's custody or control shall be maintained in good condition at ADA's expense, shall be held at ADA's risk and shall be kept insured by ADA at ADA's expense in an amount equal to the replacement cost with loss payable to MCI. ADA shall make disposition of MCI's property as may be directed or approved at any time by MCI.

ARTICLE 37 - MCI'S RESPONSIBILITY

MCI shall provide ADA reasonable access to the Products during the time(s) necessary to install, maintain and service the Products on site.

MCI shall provide reasonable working space and facilities, including heat, light, ventilation, electric current, outlets and the like, for use by ADA and adequate storage space, if required, for spare parts, components and other materials. All such facilities shall be provided by MCI at no cost to ADA on site.

ARTICLE 38 - ADA'S RESPONSIBILITY

ADA is an independent contractor and is responsible to MCI for all acts or omissions of all persons directly or indirectly used by it or any of its subcontractor(s) in connection with the Work required by this Agreement; provided, however, that nothing in this Agreement shall be construed as creating any contractual relationship between MCI and any subcontractor.

The granting of any specific approvals by MCI shall not affect the responsibility of ADA for other aspects of the design of the Products to meet the requirements of the Agreement or for the correctness of ADA's drawings and specifications. No such granting by MCI or course of dealing between the Parties shall be held to constitute a waiver by MCI of any of MCI's rights under this Agreement. All waivers by MCI shall be in writing.

ARTICLE 39 - REQUIREMENTS FOR BAR CODING

ADA shall comply with MCI bar coding requirements which include the following documents:

         a) MCI Telecommunications Corporation Bar Code Label Specification Equipment Labels, Issue 4, dated November 15, 1991

         b) MCI Requirements for Bar Code Labeling of Shipping Containers and Product Packaging, dated November 15, 1991

         c) TCIG Shipping and Receiving Transaction Bar Code Label Specification, Issue 2, dated December 5, 1989



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 20

ARTICLE 40 - PERMITS AND LICENSES

ADA shall, at its own expense, obtain all permits and licenses required for the performance of Services under this Agreement, including but not by way of limitation, inspection fees or any certificates of occupancy required by any code, ordinance, or governmental regulations. ADA shall perform the Work in accordance with the conditions of all applicable permits and licenses.

ARTICLE 41 - LABOR

ADA shall use only workers and supervisory personnel skilled in the job for which they are employed. In the event that, in MCI's opinion, any workman or supervisory person is uncooperative, careless or incompetent and unless the Parties cannot resolve in good faith MCI's complaint, ADA shall remove such person immediately upon MCI's request and such person shall not be re-employed in the Work under this Agreement.

Division of any project specification into sections is not intended to control ADA's division of Services among different trades or to limit the Services performed by any trade.

ADA shall familiarize itself with the labor/management relationships at the site at which the Services under this Agreement are contemplated and shall conduct its activities under this Agreement in such a manner as to avoid (a) any interruption of activity or services at the sites and (b) any interference with the work of other contractors. Whenever ADA has knowledge that any actual or potential labor dispute is delaying or threatening to delay, or may delay the timely performance of this Agreement, it shall immediately give MCI notice thereof and all relevant information it has with respect thereto.

ARTICLE 42 - TRADE NAMES, TRADEMARKS AND TRADE DRESS

Upon mutual agreement between the Parties, ADA agrees to comply with all MCI instructions regarding the trade dress, packaging, trade names, trademarks, service marks or other indicia of source which shall appear on items to be delivered under this Agreement. ADA further agrees that, after delivery of said item(s) to MCI or a designated MCI customer, MCI may, as mutually agreed, modify the trade dress or packaging thereof, and/or replace, modify, or supplement any indicia of origin appearing thereon, to identify MCI as the source of said item(s).

ADA shall not use any mark or trade name of MCI or refer to MCI in connection with any product, equipment, promotion, or publication without the prior written approval of MCI's Authorized Representative.

ARTICLE 43 - PUBLIC RELEASE OF INFORMATION

No news releases, articles, brochures, advertisements, speeches or other information releases related to this Agreement or the terms of this Agreement shall be made without the prior written approval of the MCI's Procurement Department or ADA's Marketing Department. The Parties agree to give each other reasonable advance time for review of any material submitted for approval which shall not be unreasonably delayed or withheld.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 21

ARTICLE 44 - NOTICES

Any notice(s) required or permitted to be given or made in this Agreement shall be in writing. Such notice(s) shall be deemed to be duly given or made when it shall have been delivered by hand or registered mail to the Party to which it is required to be given or made at such Party's address specified below or as amended by notice pursuant to this Article:

         MCI:                       MCI Telecommunications Corporation
                                    2270 Lakeside Blvd.
                                    Richardson, Texas 75082
                                    Attention:  Director, Network Acquisition

         ADA:                       Applied Digital Access, Inc.
                                    9855 Scranton Road
                                    San Diego, California  92121
                                    Attention: Contract Administration

ARTICLE 45 - ORDER OF PRECEDENCE

In the event of any ambiguity and/or inconsistency between the terms and conditions, Statement of Work, specifications, drawings or other documents incorporated by reference, the following descending order of precedence shall control:

         a)  Terms and conditions and any amendments thereto;

         b)  Orders issued pursuant to this Agreement;

         c) Drawings and other documents attached to the Specifications or incorporated by reference.

ARTICLE 46 - APPLICABLE LAW

This Agreement shall be interpreted, construed and governed by the laws of the State of New York without regards to its provisions relating to conflicts of laws.

ARTICLE 47 - GENERAL

ADA agrees that the Work performed under this Agreement, including the Products of that Work, shall comply with all applicable permits and licenses and the requirements of all applicable laws, regulations and standards.

Where this Agreement or any code, ordinance, or governmental regulation requires a material or item to conform to a particular standard, ADA shall, at the request of MCI, deliver to MCI a certificate from the manufacturer or its authorized representative stating that the material of item furnished conforms to the standard prescribed. Such certificate shall be in triplicate and in such form as MCI may reasonably require.

ADA agrees that it will neither incorporate any provision in its subcontracts nor enter into any contract, written or oral, either directly or indirectly, with subcontractor or vendors which has or may have the effect of prohibiting subcontractor or vendor sales directly to MCI of any supplies, like those manufactured or services like those furnished by any tier subcontractor or vendor pursuant to this Agreement.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 22

Any permission, acknowledgment or response required of or by either Party shall not be unreasonably delayed.

The Parties agree that their respective rights, obligations and duties under Articles entitled DEFINITIONS, INVOICING AND PAYMENT, TECHNICAL SUPPORT, PATENT INDEMNITY, LIENS, MCI'S RESPONSIBILITY, ADA'S RESPONSIBILITY, APPLICABLE LAW, GENERAL, EXAMINATION AND ENTIRETY OF AGREEMENT, and MISCELLANEOUS shall survive expiration and any termination of this Agreement.

ARTICLE 48 - EXAMINATION AND ENTIRETY OF AGREEMENT

By executing this Agreement, each Party represents that it has thoroughly examined this Agreement and believes it to be complete, consistent and accurate.

This Agreement sets forth and shall constitute the entire Agreement between MCI and ADA with respect to the subject matter thereof, and supersedes all prior or contemporaneous agreements or understandings between the Parties. This Agreement may not be changed, modified or terminated orally, and no amendment, interpretation, change, modification or termination of any of the provisions hereof shall be binding unless in writing and signed by a duly authorized officer or agent of both Parties against whom the same is sought to be enforced.

ARTICLE 49 - MISCELLANEOUS

The failure of either Party to enforce its rights under this Agreement at any time for any period shall not be construed as a wavier of such rights.

Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 23

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date written above.

APPLIED DIGITAL ACCESS                   MCI TELECOMMUNICATIONS
INCORPORATED                             CORPORATION


---------------------------------        ---------------------------------------
SIGNATURE                                SIGNATURE


---------------------------------        ---------------------------------------
NAME                                     NAME


---------------------------------        ---------------------------------------
TITLE                                    TITLE


---------------------------------        ---------------------------------------
DATE                                      DATE





August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL             Page 24

                                   EXHIBIT A
                           DISCOUNT AND PRICE SCHEDULE

The price schedule for T3AS/Centralized Test System (CTS) contained in this
Exhibit is based on a progressive discount rate determined by the quantity of Product purchased in the previous calendar year. The discount rate is set at the beginning of each calendar year based on the total dollar volume of Products purchased in the previous calendar year by MCI. MCI will make a reasonable attempt to provide ADA with a forecast of the number of systems required for the upcoming calendar year. Additional discounts may be offered if MCI decides to purchase a specific quantity of T3AS/CTS systems at the beginning of each ** month period. Product deliveries for the quantity may extend throughout the ** month period.




* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page A-1

                                                                                                LIST              DISCOUNT
   PART NUMBER               DESCRIPTION                   CLEI          CPR        ECI/BAR    PRICE           *            *
--------------------------------------------------------------------------------------------------------------------------------
                   ADMINISTRATION SHELF
   02-0109-0000    *                                     T3MYAATEAA     460307       417683    $*****       $*****        $*****
   02-0110-0000    *                                     T3PQDA71AA     680491       665544     *****        *****           ***
   02-0102-0000    *                                     T3PQDA81AA     780014       665545       ***          ***           ***
   02-0111-0010    *                                     T3PQDA91AA     780015       665546     *****        *****         *****
   02-0116-0010    *                                     T3PQDB31AA     780018       665549     *****        *****         *****
   02-0113-0100    *                                     T3PQAK86AA     680770       213803     *****        *****         *****

                   *
   02-0108-0000    *                                     T3MM4001RA     460306       072409    $*****       $*****        $*****
   02-0180-0100    *                                     T3PUAE0CAA     F70420       217162       ***          ***           ***
   02-0101-0000    *                                     T3PQDA31AA     972855       665539     *****          ***           ***
   02-0105-0000    *                                     T3PQDA41AA     973270       665540     *****        *****         *****
   02-0128-0000    *                                     T3PQADG6AA     A72405       628063     *****        *****         *****
   02-0100-0000    *                                     T3PQDA51AA     973271       665541     *****        *****         *****
   02-0104-0100    *                                     T3PQAEL6AA     A73969       686974     *****        *****         *****
   02-0104-0200    *                                     T3PQAK76AA     D70645       213802     *****        *****         *****
   02-0165-0000    *                                     T3PQAFH6AA     B73375       200185     *****        *****         *****

                   *
   02-0271-0000    *                                     T3MMPM01RA     135240       426051    $*****       $*****        $*****
   02-0180-0100    *                                     T3PUAE0CAA     F70420       217162       ***          ***           ***
   02-0101-0000    *                                     T3PQDA31AA     972855       665539     *****          ***           ***
   02-0166-0000    *                                     T3PQAFG6AA     B73374       200184     *****        *****         *****
   02-0104-0200    *                                     T3PQAK76AA     D70645       213802     *****        *****         *****
        *          *                                        #N/A         #N/A         #N/A      *****        *****         *****
        *          *                                     T3PQAK16AA     D70510       213511     *****        *****         *****
   02-0103-0010    *                                     T3PQDA11AA     973269       665537     *****        *****         *****
   02-0103-0100    *                                     T3CPL0GEAA     D70317       212987     *****        *****         *****
        *          *                                     T3CPM0GEAA     D70318       212988     *****        *****         *****
   02-0117-0100    *                                     T3PQAK06AA     D70509       213509     *****        *****         *****
   02-0100-0000    *                                     T3PQDA51AA     973271       665541     *****        *****         *****
   02-0105-0000    *                                     T3PQDA41AA     973270       665540     *****        *****         *****
   02-0128-0000    *                                     T3PQADG6AA     A72405       628063     *****        *****         *****

                   *
   02-0107-0000    *                                     T3MM3001RA     460305       072408    $*****       $*****        $*****
   02-0180-0100    *                                     T3PUAE0CAA     F70420       217162       ***          ***           ***
   02-0101-0000    *                                     T3PQDA31AA     972855       665539     *****          ***           ***
   02-0166-0000    *                                     T3PQAFG6AA     B73374       200184     *****        *****         *****
   02-0104-0100    *                                     T3PQAEL6AA     A73969       686974     *****        *****         *****
   02-0104-0200    *                                     T3PQAK76AA     D70645       213802     *****        *****         *****
   02-0117-0010    *                                     T3PQDB41AA     972856       665690     *****        *****         *****
   02-0117-0100    *                                     T3PQAK06AA     D70509       213509     *****        *****         *****
   02-0103-0010    *                                     T3PQDA11AA     973269       665537     *****        *****         *****
   02-0103-0100    *                                     T3CPL0GEAA     D70317       212987     *****        *****         *****
        *          *                                     T3CPM0GEAA     D70318       212988     *****        *****         *****
        *          *                                     T3PQAFN6AA     B73414       200473     *****        *****         *****

* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page A-2

                                                                                                   LIST             DISCOUNT
   PART NUMBER               DESCRIPTION                      CLEI          CPR       ECI/BAR      PRICE           *         *
---------------------------------------------------------------------------------------------------------------------------------

                   *    *                                   T3PQAK16AA     D70510       213511     $*****       $*****     $  ***

                   *
   02-0171-0000    *                                        T3MM8001MA     560288       420066      *****        *****      *****
   02-0180-0100    *                                        T3PUAE0CAA     F70420       217162        ***          ***        ***
   02-0101-0000    *                                        T3PQDA31AA     972855       665539      *****          ***        ***
   02-0166-0000    *                                        T3PQAFG6AA     B73374       200184      *****        *****      *****
   02-0104-0100    *                                        T3PQAEL6AA     A73969       686974      *****        *****      *****
   02-0104-0200    *                                        T3PQAK76AA     D70645       213802      *****        *****      *****
   02-0172-0000    *                                        T3PQAFJ6AA     B73376       200186      *****        *****      *****
   02-0173-0000    *                                        T3PQAFK6AA     B73377       200187      *****        *****      *****
   02-0175-0000    *                                        T3PQAFL6AA     B73378       200188      *****        *****        ***

                   *
   02-0227-0430    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0227-0440    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0162-0000    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0278-0000    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0182-0000    *                                             N/A        N/A          N/A       ******       ******     ******
   02-0232-0000    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0249-0000    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0247-0000    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0248-0000    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0250-0000    *                                             N/A        N/A          N/A        *****        *****      *****

                   *
   02-0193-0200    *                                             N/A        N/A          N/A         $***         $***       $***
   02-0193-0300    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0193-0400    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0197-0100    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0197-0200    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0197-0300    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0268-0100    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0268-0200    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0268-0300    *                                             N/A        N/A          N/A        *****        *****      *****
   02-0131-0000    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0132-0000    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0177-0000    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0168-4430    *                                             N/A        N/A          N/A           **           **         **
   02-0187-0000    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0155-0000    *                                             N/A        N/A          N/A          ***          ***        ***
   02-0164-0000    *                                             N/A        N/A          N/A          ***          ***        ***

                   *
   02-0193-0200    *                                             N/A        N/A          N/A         $***         $***       $***
   02-0148-0000    *                                             N/A        N/A          N/A           **           **         **
   02-0137-0000    *                                             N/A        N/A          N/A          ***          ***        ***
   14-0139-0000    *                                             N/A        N/A          N/A          ***          ***        ***

* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL          Page A-3x

                                                                                                 LIST            DISCOUNT
   PART NUMBER               DESCRIPTION                         CLEI       CPR        ECI/BAR   PRICE       *             *
------------------------------------------------------------------------------------------------------------------------------------
   14-0110-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   13-0151-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   14-0140-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   14-0142-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   02-0147-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   14-0116-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   02-0133-0020    *                                              N/A       N/A          N/A        ***      ***           ***
   02-0133-0035    *                                              N/A       N/A          N/A        ***      ***           ***
   02-0225-0000    *                                              N/A       N/A          N/A         **       **            **
   05-0125-0035    *                                              N/A       N/A          N/A        ***      ***           ***
   02-0281-0000    *                                              N/A       N/A          N/A      *****    *****         *****

                   *
   14-0128-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   14-0113-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   14-0129-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   14-0144-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   14-0130-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   13-0131-0000    *                                              N/A       N/A          N/A        ***      ***           ***
   14-0131-0000    *                                              N/A       N/A          N/A         **       **            **
   14-0151-0000    *                                              N/A       N/A          N/A         **       **            **
   14-0106-0000    *                                              N/A       N/A          N/A         **       **            **
   02-0118-0000    *                                              N/A       N/A          N/A         **       **            **
   02-0119-0000    *                                              N/A       N/A          N/A         **       **            **
   65-0887-0000    *                                              N/A       N/A          N/A         **       **            **
   13-0114-0000    *                                              N/A       N/A          N/A         **       **            **
   02-0174-0000    *                                              N/A       N/A          N/A        ***      ***           ***

* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page A-4

                                   EXHIBIT B
          APPLIED DIGITAL ACCESS LIST PRICES BY PRODUCT NUMBER LISTING



                                                                                                             LIST
   PART NUMBER             DESCRIPTION                            CLEI             CPR      ECI/BAR          PRICE
--------------------------------------------------------------------------------------------------------------------
   02-0100-0000    *                                           T3PQDA51AA         973271     665541          ******
   02-0101-0000    *                                           T3PQDA31AA         972855     665539           *****
   02-0102-0000    *                                           T3PQDA81AA         780014     665545             ***
   02-0103-0010    *                                           T3PQDA11AA         973269     665537           *****
   02-0103-0100    *                                           T3CPL0GEAA         D70317     212987           *****
   02-0104-0100    *                                           T3PQAEL6AA         A73969     686974           *****
   02-0104-0200    *                                           T3PQAK76AA         D70645     213802           *****
   02-0103-0100    *                                           T3CPL0GEAA         D70317     212987           *****
   02-0105-0000    *                                           T3PQDA41AA         973270     665540           *****
   02-0107-0000    *                                           T3MM3001RA         460305     072408           *****
   02-0108-0000    *                                           T3MM4001RA         460306     072409           *****
   02-0109-0000    *                                           T3MYAATEAA         460307     417683           *****
   02-0110-0000    *                                           T3PQDA71AA         680491     665544           *****
   02-0111-0010    *                                           T3PQDA91AA         780015     665546           *****
   02-0113-0100    *                                           T3PQAK86AA         680770     213803           *****
   02-0116-0010    *                                           T3PQDB31AA         780018     665549           *****
   02-0117-0010    *                                           T3PQDB41AA         972856     665690           *****
   02-0117-0100    *                                           T3PQAK06AA         D70509     213509           *****
   02-0105-0000    *                                           T3PQDA41AA         973270     665540           *****
   02-0118-0000    *                                               N/A              N/A       N/A                **
   02-0119-0000    *                                               N/A              N/A       N/A                **
   02-0128-0000    *                                           T3PQADG6AA         A72405     628063           *****
   02-0103-0100    *                                           T3CPL0GEAA         D70317     212987           *****
   02-0131-0000    *                                               N/A              N/A       N/A               ***
   02-0132-0000    *                                               N/A              N/A       N/A               ***
   02-0133-0020    *                                               N/A              N/A       N/A               ***
   02-0133-0035    *                                               N/A              N/A       N/A               ***
   02-0137-0000    *                                               N/A              N/A       N/A               ***
        *          *                                           T3PQAFN6AA         B73414     200473           *****
        *          *                                           T3PQAK16AA         D70510     213511           *****
   02-0108-0000    *                                           T3MM4001RA         460306     072409           *****
   02-0147-0000    *                                                N/A           N/A       N/A               ***
   02-0148-0000    *                                                N/A           N/A       N/A                **
   02-0155-0000    *                                                N/A           N/A       N/A               ***
   02-0162-0000    *                                                N/A           N/A       N/A             *****
   02-0164-0000    *                                                N/A           N/A       N/A               ***
   02-0165-0000    *                                           T3PQAFH6AA         B73375     200185           *****
   02-0166-0000    *                                           T3PQAFG6AA         B73374     200184           *****
   02-0132-0000    *                                                N/A                  N/A       N/A               ***
   02-0110-0000    *                                           T3PQDA71AA         680491     665544           *****
   02-0168-4430    *                                                N/A           N/A       N/A                **
   02-0171-0000    *                                           T3MM8001MA         560288     420066           *****
   02-0172-0000    *                                           T3PQAFJ6AA         B73376     200186           *****
   02-0173-0000    *                                           T3PQAFK6AA         B73377     200187           *****

* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page B-1

                                                                                                             LIST
   PART NUMBER             DESCRIPTION                            CLEI             CPR      ECI/BAR          PRICE
--------------------------------------------------------------------------------------------------------------------
   02-0174-0000    *                                                  N/A           N/A       N/A               ***
   02-0175-0000    *                                           T3PQAFL6AA         B73378     200188           *****
   02-0177-0000    *                                                  N/A           N/A       N/A               ***
   02-0180-0100    *                                           T3PUAE0CAA         F70420     217162             ***
   02-0110-0000    *                                           T3PQDA71AA         680491     665544           *****
   02-0133-0035    *                                           N/A                  N/A       N/A               ***
   02-0113-0100    *                                           T3PQAK86AA         680770     213803           *****
   02-0182-0000    *                                               N/A              N/A       N/A            ******
   02-0187-0000    *                                               N/A              N/A       N/A               ***
   02-0193-0200    *                                               N/A              N/A       N/A              ****
   02-0193-0200    *                                               N/A              N/A       N/A               ***
   02-0193-0300    *                                               N/A              N/A       N/A               ***
   02-0193-0400    *                                               N/A              N/A       N/A               ***
   02-0197-0100    *                                               N/A              N/A       N/A             *****
   02-0197-0200    *                                               N/A              N/A       N/A               ***
   02-0197-0300    *                                               N/A              N/A       N/A             *****
   02-0225-0000    *                                               N/A              N/A       N/A                **
   02-0227-0430    *                                               N/A              N/A       N/A             *****
   02-0227-0440    *                                               N/A              N/A       N/A             *****
        *          *                                           T3CPM0GEAA         D70318     212988           *****
   02-0275-0300    *                                                           0    N/A       N/A                 *
   02-0232-0000    *                                               N/A              N/A       N/A             *****
   02-0247-0000    *                                               N/A              N/A       N/A             *****
   02-0248-0000    *                                               N/A              N/A       N/A             *****
   02-0249-0000    *                                               N/A              N/A       N/A             *****
   02-0250-0000    *                                               N/A              N/A       N/A             *****
   02-0268-0100    *                                               N/A              N/A       N/A             *****
   02-0268-0200    *                                               N/A              N/A       N/A               ***
   02-0268-0300    *                                               N/A              N/A       N/A             *****
   02-0271-0000    *                                           T3MMPM01RA         135240     426051           *****
        *          *                                              #N/A             #N/A       #N/A            *****
   02-0278-0000    *                                               N/A              N/A       N/A             *****
   02-0281-0000    *                                               N/A              N/A       N/A             *****
   05-0125-0035    *                                               N/A              N/A       N/A               ***
   13-0114-0000    *                                               N/A              N/A       N/A                **
   13-0131-0000    *                                               N/A              N/A       N/A               ***
   13-0151-0000    *                                               N/A              N/A       N/A               ***
   14-0106-0000    *                                               N/A              N/A       N/A                **
   14-0110-0000    *                                               N/A              N/A       N/A               ***
   14-0113-0000    *                                               N/A              N/A       N/A               ***
   14-0116-0000    *                                               N/A              N/A       N/A               ***
   14-0128-0000    *                                               N/A              N/A       N/A               ***
   14-0129-0000    *                                               N/A              N/A       N/A               ***
   14-0130-0000    *                                               N/A              N/A       N/A               ***
   14-0131-0000    *                                               N/A              N/A       N/A                **
   14-0139-0000    *                                               N/A              N/A       N/A               ***
   14-0140-0000    *                                               N/A              N/A       N/A               ***
   14-0142-0000    *                                               N/A              N/A       N/A               ***

* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page B-2

                                                                                                         LIST
   PART NUMBER             DESCRIPTION                        CLEI             CPR      ECI/BAR          PRICE
--------------------------------------------------------------------------------------------------------------------
   14-0144-0000           *                                    N/A              N/A       N/A             ***
   14-0151-0000           *                                    N/A              N/A       N/A              **
   65-0887-0000           *                                    N/A              N/A       N/A              **

* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.





August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page B-3

                                   EXHIBIT C
                              MCI ALLIANCE PARTNERS




MCI Telecommunications Corporation, including but not limited to the following subsidiaries, affiliates, and those entities with which MCI has an on-going enterprise, are hereby designated authorized users of this Agreement and may at their option purchase Equipment, and/or Software in accordance with this Agreement.
                    Access Transmission Services, Inc.
                    Access Transmission Services of Virginia, Inc.
                    Avantel, S.A.
                    British Telecommunications, PLC
                    Concert Communications Company
                    MCI America, Inc.
                    MCI Canada, Inc.
                    MCI Equipment Acquisition Corporation
                    MCI Global Access Corporation
                    MCI Global Resources, Inc.
                    MCI Infosearch, Inc.
                    MCI International, Inc.
                    MCI International Telecommunications Corporation
                    MCImetro, Inc.
                    MCImetro Access Transmission Services, Inc.
                    MCI Network Technologies, Inc.
                    MCI/OTI Corporation
                    MCI Systemhouse Corporation (U.S.)
                    MCI Telecommunications Corporation
                    MCI Telecommunications Corporation of New Hampshire
                    MCI Telecommunications Corporation of Virginia
                    MCI Wireless, Inc.
                    networkMCI, Inc.
                    Overseas Telecommunications, Inc.
                    SHL Systemhouse, Inc. (Canada)
                    Southernnet Systems, Inc.
                    Stentor
                    Telecom*USA, Inc.
                    Teleconnect Long Distance Services and Systems Company



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page C-1

                                   EXHIBIT D
                             SOFTWARE MAINTENCE PLAN



D.1  INTRODUCTION

ADA shall provide a Software Upgrade Program ("Program") to provide continued software support after MCI's software warranty has expired. The Program shall include a minimum of two software upgrades per year to incorporate enhancements, improvements and modifications to the System Software. New software releases add new functionality to T3AS or CTS that enable technicians to perform their job effectively. The software-based architecture of T3AS protects hardware investments, since most new features are enabled through software.

D.2  SOFTWARE RELEASES

The Program shall provide selected Enhancements and Modifications to previous Software Versions, including MCI suggested changes ADA considers not to be major feature enhancements and which are generally applicable to ADA's customers. Software upgrades shall be cumulative and include all improvements, changes and new features to date.

The Program will include at least two software releases per year. ADA shall to ensure that new features are provided on a timely basis while minimizing the number of software upgrades each year. ADA will publish feature descriptions in advance for current and upcoming releases in accordance with MCI's standard procedures.

D.3  TECHNICAL SUPPORT

The Program will include unlimited telephone support at no charge during normal business hours for non-emergency issues and twenty-four hours per day for emergency (service affecting) issues.

ADA will assist MCI in installing new software releases for an additional charge. Software installation charges are in accordance with ADA's charges for on-site technical support listed in the table below entitled Engineering & Installation Services.

D.4  CHARGES

MCI agrees to pay for the Program annually in advance. MCI may elect to terminate the Program upon thirty (30) days written notice to ADA and shall receive a prorated rebate for the remaining balance.

A one year subscription to the software upgrade program for CTS costs $***** per system. Each software release for T3AS/CTS costs $***** per system outside the software upgrade program. ADA offers MCI the option of purchasing an additional 4 years of software maintenance extended from the period of time when the software warranty period expires for $********.

                   SOFTWARE MAINTENANCE PROGRAM PRICES
---------------------------------------------------------------------------
                                                       MCI Price  List Price
CTS Maintenance Program 1 Yr.                           $*****      $*****
CTS Maintenance Program 4 Yr.                           $*****     $******
CTS Software Upgrade                                    $*****      $*****
     (out-of-program)

* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.


August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page D-1

                          ENGINEERING & INSTALLATION SERVICES
================================================================================
Description                                            Price
--------------------------------------------------------------------------------
Project Management Services                            $**** per day
Equipment Installation                                 Quotations Available on
                                                       Request
Field Service Engineering                              $**** per day
Software Upgrades                                      $**** per system
                                                       includes travel &
                                                       expenses

D.5  PROGRAM ADMINISTRATION

ADA counts the number of T3AS Administration Shelves to determine the number of T3AS systems eligible for the Program (T3AS System Software runs in hardware on the T3AS Administration Shelf). Eligibility is based on the expiration of the Software Warranty or the expiration of the previous Software Upgrade Program subscription according to ADA's software warranty records. System warranties expiring mid-year are pro-rated on a monthly basis. For ease of administration and billing, a single total regional charge per customer is calculated on the first day of each new calendar year and valid until the second release is delivered.

The Program should be continued without interruption from expiration of the Software Warranty or from the expiration of the previous Software Upgrade Program subscription. In the event of Software Upgrade Program interruption, a one-time charge equivalent to the cumulative subscription rates since interruption may be assessed for the inspection of T3AS systems and application of any software upgrades required to bring systems to the current release.

If MCI does not subscribe to the Program, software support after the warranty period will be provided on a time and materials basis in accordance with ADA's standard charges for technical support (see table above). Charges will apply for telephone and on-site technical support to diagnose problems and to install software upgrades which resolve issues or provide features for which modifications have been incorporated into a current software release. A one-time software upgrade charge may also apply for software upgrades provided.


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.


August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page D-2

                                   EXHIBIT E
                             PRODUCT CHANGE NOTICES



E.1  INTRODUCTION

This procedure establishes a process to notify customers of problems in ADA's Products that may affect a MCI's service or functions associated with operation or use of ADA's Products.

Service-affecting problems are those that may:

                   o    Disrupt traffic carried on customer circuits,

                   o    Damage the company's product or associated equipment,

                   o Disrupt the traffic-carrying functions of other customer systems interconnected with ADA's product.

Function-affecting problems are those that may:

                   o Disable or degrade to the point of unusability any functions of ADA's products.

                   o Disrupt the non-traffic-carrying functions of other MCI Systems interconnected with ADA's product.

The process for notifying MCI of potential Service-Affecting problems shall be initiated as quickly as reasonable after discovery of the issue. Distribution of MCI notification document must occur within two (2) weeks after the discovery of the problem and the decision that the problem is potentially service-affecting.

The process for MCI notification of potential Service-Affecting problems is independent of how the problem was discovered -- whether as the result of field experience, customer experience or ADA internal testing.

E.2  DEFINITIONS

SERVICE-AFFECTING: The definition of service-affecting includes, but is not limited to, the following circumstances:

                  Customer-revenue traffic carried on one or more telecommunications circuits could be unintentionally disrupted due to presence of an ADA product.

IN WRITING: Within this procedure, the term "in writing" means by paper copy, electronic mail or other medium that provides a semi-permanent record that may be distributed to interested parties.

CUSTOMER SUPPORT ENGINEER: An ADA employee or contractor providing assistance to customer for the specific purpose of resolving problems with installation, operation or usage of ADA products. This title and job functions may often be used synonymously with Field Service Engineer.

FIELD SERVICE ENGINEER: An ADA employee or contractor providing a variety of on-site or field services to a customer purchasing or using ADA Products. These services may be proactive (installation, training, planning, project management, operations support) or reactive (resolving problems, repairing equipment, other maintenance services). This title and job functions may often be used synonymously with "Customer Support Engineer."



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page E-1

E.3  PROBLEM IDENTIFICATION

The individual(s) who determine that a potentially Service-Affecting problem exists should perform the following:

         a) Report the problem to the Customer Support, Engineering, and Quality, in writing, including a description of the problem and the potential hazards, including resolution or work-around if known.

         b) Follow whatever other problem reporting processes exist within the MCI for reporting and initiating resolution of these problems.

MCI NOTIFICATION OF THE PROBLEM

(For this document, the term "customer notification document" shall be either Technical Bulletin, Product Change Notice or Product Release Notice.)

After a problem has been identified and recorded, and Engineering and/or Production have confirmed the existence of the problem the VP Customer Support or his/her designee will:

         a) Assess the severity of the problem and determine the degree of urgency and the form of customer notification document.

         b) Prepare a customer notification document in the form of a Technical Bulletin, Product Change Notice or Product Release Notice to inform customers of the problem. Technical Bulletins are the most urgent notification form and generally focus on a limited number of specific problems. Technical Bulletins shall include at least the following information:

             i) Date of issue, a Technical Bulletin reference number, company name, product affected, author, contact party for additional information.

             ii)   A description of the problem,

             iii) Identification of the systems and/or sites which may experience the problem

             iv)   The problem's suspected cause and circumstances,

             v)    The problem's detection or manifestation during operation,

             vi)   Work-around or avoidance if known,

             vii) A statement of the company's intentions and plan to address and/or resolve the problem,

             viii) Associated Product Change Notice or Product Release Notice,
                   if any,

             ix) In the event that resolution is unknown or indeterminate, when the Technical Bulletin is issued, a statement shall be included that gives a target date by which a resolution plan will be available.

Formats and contents of Product Change Notices are governed by appropriate ADA standards and are not defined within this document.

Format and contents of Product Release Notices are governed by ADA's customer service group and are not defined within this document.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page E-2

E.5  MCI NOTIFICATION OF RESOLUTION

When the resolution or work-around for the problem has been determined and agreed upon within the company, the VP Customer Support or his/her designate shall decide on the urgency and form of customer notification document either Technical Bulletin, Product Change Notice or Product Release Notice.

If the form of a Technical Bulletin is appropriate to the urgency of the problem, Customer Support will draft a Technical Bulletin to report the resolution of the problem. This Technical Bulletin must include at least the following information:

         a) A brief description of the problem and those modules or systems affected.

         b)  The resolution or work-around.

         c) If a work-around, an estimate of when a full resolution will be found and a description thereof.

         d) If a product recall ensues, provide details of an exchange program and schedule.

         e)  An offer of on-site assistance if appropriate.




August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page E-3

                                   EXHIBIT F
                                TRAINING COURSES



TRAINING CHARGES

ADA will provide MCI with 10 on-site training courses at any designated MCI facility. MCI may choose the desired course from the curriculum below. If MCI desires additional training, ADA offers MCI the training courses listed in this Exhibit at the prices listed in this Exhibit.

On-site: $*** per student per day or fraction plus instructor's travel and living expenses. Minimum charge of six students per day. Maximum eight students per class. Instruction materials are included within charges. Up to 15 days' advance notice may be required for scheduling of these classes.

                                   TRAINING SERVICES
================================================================================
Description                                        Price
--------------------------------------------------------------------------------

One Training Course                                $*** per student per day

One Suitcased Training Course                      $*** per student per day plus
(minimum 6 students)                               travel & expenses

MCI provides suitable classroom, tables, chairs, nearby T3AS test system (training is not performed on live systems), blackboard/white board, paper pad and easel, overhead projector.

ADA Classroom: $*** per student per day or fraction. Minimum of six students per class. Normal maximum of eight students per class; but may be extended with ADA's discretion to a maximum of ten students per class. Any customer including MCI sends fewer than six students may choose to attend scheduled classes with other students and pay the per student rate as long as minimum class sizes are met. ADA will schedule classes at its discretion to assure that minimum class sizes are met. ADA reserves the right to cancel scheduled classes with one week's notice if minimum attendance is not achieved. Students pay their own travel and living expenses. Up to 30 days' advance notice may be required for scheduling of these classes. ADA also publishes an annual head-office training class schedule.

T3AS OPERATIONS AND MAINTENANCE TRAINING COURSE

Introductory course to the functionality, use and maintenance of T3AS. Day One covers primarily system capabilities and principles of operation; Day Two provides hands-on usage, testing and introduction to acceptance test procedure and DS3 and DS1 rollover procedure.

Target Audience:

         Equipment Maintenance Technicians and Managers, Technical Support.

Prerequisites:

         1. Familiarity with Central Office Standards and Practices,

         2. Familiarity with DS3, DS1, DS0 DDS and VF transmission and test equipment.

         3. Access to a powered T3AS system with VT-100 terminal,


* Certain confidential portions of this Exhibit were omitted by means of blacking out the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Securities Act of 1933.



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page F-1

         4. Two T-Berd 310 and two T-Berd 224 test sets.

Maximum class size:

         Eight students

Class Duration:

When coincident with installation and turn-up of a T3AS system, typically one and a half days - three (3) hours of classroom, three (3) hours of hands-on and 3 hours of acceptance test preparation and run-through.

When presented at ADA Headquarters, the class is more in-depth and lasts about two and one-half days or twenty-one (21) hours of combined classroom and hands-on.

Areas covered include the following:

         1. System Description

         2. Network Architecture

         3. TL1 Language

         4. Alarms/Exception Reporting

         5. TL1/T3AS-Specific Command Usage

         6. Removing and Installing Modules

         7. DS3 and DS1 Provisioning

         8. Acceptance Testing

         9. Rollover Procedure

        10. Equipage of Remote Shelves

T3AS SYSTEM ADMINISTRATION TRAINING COURSE

This course details the administration tasks necessary to sustain the T3AS system.

Target audience:

         System Administrators, Technical Support, Maintenance Engineering

Prerequisites:

         1. Familiarity with Central Office Standards and Practices.

         2. Familiarity with Computer-controlled equipment, diskette and tape management.

Maximum Class size:

         Eight Students

Class Duration:



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page F-2

         Typically two hours.

Areas covered include the following:

         1. TL1/T3AS-Specific Command Usage

         2. General Administrative Functions

         3. Assignment of TIDs, SIDs, Users, Passwords

         4. Communications

         5. Provisioning

         6. Security

         7. Software Upgrade Procedure

T3AS USER TRAINING COURSE

This course introduces students to performance monitoring, access and testing, and alarm and event management functions of the T3AS with hands-on training. Hands-on training usually occurs through the customer's Operational Support Systems (OSS) and in conjunction with customer-developed and provided OSS course. If no OSS is available, hands-on training occurs with direct interface to the T3AS system using man-machine interfaces available on the T3AS.

Target audience:

         Test Centers,

         Service Assurance Centers

         PM/Surveillance/Alarm Centers,

         Circuit Design and Provisioning Centers and their Managers

Prerequisites:

         1. Familiarity with Access and Test of DS1, DS0, DDS or VF.

         2. Familiarity with Performance Monitoring Practices,

         3. Familiarity with DS3, DS1, DS0 DDS and VF transmission and test equipment.

         4. Access to an installed and powered-up T3AS system with one or more VT-100 terminal,

         5. Test DS3s provided by one T-Berd 310 and one T-Berd 224 test set or one live (monitored) DS3 with embedded DS1s and DS0s

         6.  NMA or equivalent surveillance/alarm system connected to T3AS

         7.  SARTS, REACT, LOGIX or equivalent test system connected to T3AS

         8.  One or more terminals connected to NMA or equivalent

         9. One or more terminals connected to SARTS, REACT, LOGIX or equivalent

        10. One or more terminals connected directly to the T3AS.

Maximum class size:

         Eight students



August 11, 1997             MCI PROPRIETARY AND CONFIDENTIAL            Page F-3

Class Duration:

         Typically 4 hours of classroom and 4 hours of hands-on training.

Areas covered include the following:

         1.  T3AS Architecture and Network placement

         2.  Access and test functions

         3.  Conducting HiCap, DDS, VF tests

         4. Performance monitoring, thresholds, events, alarms, retrieval, history

         5.  Alarm and event report management, severity

T3AS ADMINISTRATOR TRAINING COURSE

This course details the administration tasks necessary to sustain the T3AS system in a telephone company central office.

Target audience:

         System Installers, Maintenance Engineering

Prerequisites:

         Familiarity with Central Office Standards and Practices.

         Familiarity with Computer-controlled equipment, diskette and tape management.

Maximum Class size:

         Eight Students

Class Duration:

         Typically one-half day

Areas covered include the following:

         1.  TL1/T3AS-Specific Command Usage

         2.  General Administrative Functions

         3.  Assignment of TIDs, SIDs, Users, Passwords

         4.  Communications

         5.  Provisioning

         6.  Security

         7.  Software Upgrade Procedure

T3AS INSTALLATION TRAINING COURSE

This course details the installation tasks necessary to install, turn-up and perform acceptance tests of T3AS installed in a telephone central office.



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
Target audience:

         System Installers, Equipment Maintenance Engineers who will be responsible for installation and turn-up of T3AS systems.

Prerequisites:

         Familiarity with Central Office Installation Standards and Practices.

Maximum Class Size:

         Eight students.

Class Duration:

         Typically one-half day of classroom work, preferably at a site that has an existing T3AS system to illustrate installation details.

Areas covered include the following:

         1. T3AS to Network Cabling: DS3s, DS1s, Power, RS232, FADs, TADs, Remote Links

         2.  External Timing

         3.  System Assembly

         4.  Acceptance Testing

         5.  Future T3 Provisioning

T3AS PROTOCOL ANALYSIS ACCESS SYSTEM (PAAS) APPLICATION INSTALLATION

This course describes the installation of the T3AS and setup of all the other devices within the PAAS application.

Target audience:

         One installation team - Central Office Technicians and Technical Support Technicians. Because the standards, specifications, procedures, policies and equipment are unique to each customer, we recommend that one team be established to carry out installation of all PAAS systems within an area.

Prerequisites:

         1.  Familiarity with Central Office Standards, Practices and
             Procedures.

         2. Familiarity with DS1 wiring, Packet networks, DDS transmission and test equipment.

         3. Access to DS1 test equipment, asynchronous/X.25 protocol analyzers, specialized protocol test sets.

         4. Access to corporate technical support for packet networks, DCS systems, central office engineering and wiring records.

Maximum class size:

         Three students



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
Class Duration:

         Four hours of classroom

Areas covered include the following:

         1.  System Description

         2.  Installation, setup and checkout of the T3AS,

         3.  Setup and checkout of the network

         4.  DS1 Wiring to frame-relay test equipment.

         5.  Removing and Installing Modules

         6.  DS1 Provisioning

         7.  Troubleshooting methodology.

         8.  Communications setup between T3AS, DCS and the control terminals,

         9.  DS1 FAD links from DCS to T3AS

        10.  Provisioning the DCS.

        11.  Acceptance Testing

PAAS MAINTENANCE

This course describes the application, equipment used and fault isolation techniques of the T3AS system and the other network devices used to support the PAAS application.

Target audience:

         Equipment Maintenance Technicians and Managers, Technical Support.

Prerequisites:

         1.  Familiarity with Central Office Standards and Practices,

         2.  Familiarity with DS1, DDS transmission and test equipment.

         3.  Access to a powered T3AS system with VT-100 terminal,

         4.  Operational PAAS system.

Maximum class size:

         Four students

Class Duration:

         Three hours of classroom with hands-on

Areas covered include the following:

         1.  System Description

         2.  Network Architecture

         3.  TL1 Language



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
         4.  Alarms/Exception Reporting

         5.  TL1/T3AS-Specific Command Usage

         6.  Removing and Installing Modules

         7.  DS1 Provisioning

         8.  Troubleshooting methodology.

PAAS USERS

The course gives test center users an overview of the architecture of PAAS, points to the documentation references needed to identify channels to be tested, describes and exercises the T3AS test functions and procedures available to the tester.

The customer is responsible for training staff on usage of the specialized test equipment and usage of any other terminal programs required to retrieve circuit information and control the specialized protocol test equipment.

Target audience:

         Specialized protocol test center technicians and managers, Technical Support.

Prerequisites:

         1.  Familiarity with Central Office Standards and Practices,

         2. Familiarity with target protocol (frame relay, ATM, video) test equipment and transmission equipment.

         3. Familiarity with circuit record keeping system and descriptions (e.g. TIRKS, WORD)

         4.  Access to a powered T3AS system with VT-100 terminal,

         5.  Access to an in-service T3AS PAAS system

Maximum class size:

         Eight students

Class Duration:

         Three hours of classroom with hands-on

Areas covered include the following:

         1.  System Description

         2.  Network Architecture

         3.  TL1 Language

         4.  TL1/T3AS-Specific Command Usage



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

CUSTOMIZED TRAINING CLASSES

ADA can develop training courses to suit specific MCI requirements. Charges for development of these course are quoted in response to requests. Standard per-student-per-day rates or ADA instructor rates of $**** per day, minimum charges, and travel and living expenses will still apply.

For additional information or schedules call Applied Digital Access, Inc. at 800 854 2242 (Main),
         800 774 8327 (Customer Support)
         619 623 2208 (Fax)
and ask for Customer Support.




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